Distribution
Steve Smidler

Kaman Distribution Management Structure
Bearings & Power
Transmission
Thomas Weihsmann
Fluid Power
Tribby Warfield
Automation, Control &
Energy
Gary Haseley
Kaman Distribution Group
Steve Smidler
190 Locations
• Kaman Industrial Technologies
• Florida Bearings
• Ohio Gear & Transmission
• Delamac - Mexico
40 Locations
• B. W. Rogers
• Catching Fluidpower
• Inrumec - Puerto Rico
• Northwest Hose & Fittings
• Western Fluid Components
27 Locations
• Minarik Automation & Control
• Target Electronics
• Zeller

Kaman Distribution Segment
• FY2014(p) Net Sales $1,190M - $1,220M
• FY2014(p) OI% range 4.8% - 5.2%
• # of Customers  65,000
• SKUs in Catalog  4+ million
Business Overview
Served Market Size = $35B
Source: PTDA Market Size Report; US Census Bureau; ARC Advisory

Improving Financial Performance
Revenue Growth
Adjusted EBITDA* Growth
Acquisitions, margin improvement program have delivered
improved financial results

(Dollars in thousands)

Business Profile
• Three product platforms provide our customer base unique, comprehensive solutions
• Only national motion control, automation distributor/service provider
• Technically differentiated, value-added service provider
• Positioned in key markets with strong growth potential
• Aggressively expanding geographic footprint and product lines
Uniquely positioned for profitable growth

Why Three Product Platforms?
Time
mechanical
hydraulic
electrical
Higher Growth | Higher Margins | Higher Technical Content | Robust Acquisition Pipeline
& PT
Fluid
Power
Automation &
Control
Size of Kaman’s accessible market over time
$35 Billion Market

Comprehensive Solutions for Plant Management

Platform Evolution
Through acquisitions and organic growth, Kaman has significantly grown its
Distribution business while greatly expanding its product offering
Bearings & Power Transmission
up 40%
Automation, Control & Energy
up 203%
Fluid Power
up 97%

Fluid Power - Differentiated Strategy
• $13 Billion in Revenue | #1 Global Fluid Power Products Manufacturer
• Innovative Products: driven by customer need
• Systems Solutions: no single company can offer a more complete selection
• Efficient Operations: most complete and best quality systems in the industry
• Distributor-friendly: philosophy that supports and protects distribution

Fluid Power - Achieving Critical Mass
• 2011: Kaman acquires Catching
 FluidPower and is approved to
 distribute Parker products
 nationally
• 2013: Added 9 new locations via
 two acquisitions
• 2014: Acquired B. W. Rogers’ 21
 locations; 7 states
• Establishes contiguous Parker
 territory from New York to the
 Iowa border
With B. W. Rogers, Kaman is
Parker’s 2nd largest distributor

Automation, Control & Energy
Product, Markets, Content
Best-in-class value-added sales force
Engineering specialists
National vendor / product base
Water/Wastewater, Critical Power, Process markets
Automation & Control, Drives & Systems
Operational Execution
Customer focused organization
Value-added systems centers
Integration of multi-vendor products
Centralized purchasing
Continuous improvement programs
Higher Margins | Embedded Customer Solution Provider | Technically Differentiated
+

Delivering Value-Added Services
Assembly and Fabrication
Engineering and Design
Field Installs and Troubleshooting
Panel Design and Build
Repair and Rebuild
Training and Support
Creates Market Opportunity | Deepens Customer Relationships | Improves Margins
Products
Systems
Services
Efficiency
Profitability
Reliability
Cost
Downtime
Risk

Business Strategies
• Pipeline for each product platform
• Formal integration process
• End market diversification
• Focused on outside sales force
• Targeting strategic geographic markets
• Kaman training programs
• Adding more differentiated products
• Large national account opportunity pipeline
• Targeting emerging industries
• Strategic pricing
• Supplier rebates
• Purchasing leverage
• Multi-phase rollout
• Includes CRM, WMS, Financials
• Drives operational efficiencies
1
2
3
5
4

Acquisitions in all Product Platforms

Organic Initiatives - Expanding to New End Markets

• Focused initiative to expand outside sales force
• Positioned in key geographic end markets
• Designed to accelerate organic growth
• Cash flow positive in less than 12 months
Sales Force Expansion

Profitability Initiatives
Strategic pricing
Increase utilization of preferred vendors
ERP deployment
Product category management

ERP Technology Investments
• Consolidate 12 business systems
 to standard enterprise-wide
 business system
• Infor Distribution SX.e is a leading
 distribution ERP solution

Increase customer satisfaction
Drive higher sales volume
Productivity gains from reduced transaction
and response times
Increased profitability from consolidating
purchasing and lowering procurement costs
BENEFITS

Summary
Growth	• Acquisitions provide a more diversified and larger available market • 3-platform strategy expands products and services offering • Sales force expansion, geographic footprint and new end markets
Profitability	• Increasing technical product mix to enhance gross margins • Supplier management to drive improved margins • Strategic pricing initiative
Productivity
• ERP deployment to deliver value from scale, purchasing
 leverage, and improved customer service operations
• Acquisition integration to leverage back offices
• CRM implementation to drive increased sales performance